UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT
               Pursuant to Section 13 OR 15(d) of
               The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported):
                            May 24, 2005


                       BayCorp Holdings, Ltd.
        -----------------------------------------------------
       (Exact name of registrant as specified in its charter)


                              Delaware
            ---------------------------------------------
           (State or other jurisdiction of incorporation)



               1-12527                       02-0488443
      -------------------------         --------------------
       Commission File Number              (IRS Employer
                                        Identification No.)


       1 New Hampshire Avenue
              Suite 125
      Portsmouth, New Hampshire                03801
     ---------------------------         -----------------
        (Address of principal                (Zip Code)
         executive offices)



         Registrant's telephone number, including area code:
                           (603) 766-4990


                                 N/A
     -----------------------------------------------------------
     Former name or former address, if changed since last report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Section 2 - Financial Information

Item  2.03   Creation  of  a Direct Financial  Obligation  or  an
Obligation   under   an  Off-Balance  Sheet  Arrangement   of   a
Registrant.

     On May 24, 2005, BayCorp Holdings, Ltd., a Delaware corporation ("BayCorp"), and all of its wholly owned subsidiaries, entered into a $10,000,000 multiple-draw convertible debt facility (the "Facility") and an Amended and Restated Pledge Agreement (the "Pledge Agreement") with Sloan Group Ltd., a Bahamas corporation (the "Sloan Group"). Any draws under the Facility, which will accrue interest at 8% and be due on December 15, 2005, are convertible at any time between November 15, 2005 and December 15, 2005 into shares of the Company's common stock at a price of $14.04 per share.

     In addition to BayCorp, the borrowers under the Facility include the following subsidiaries of BayCorp: Great Bay Hydro
Maine, LLC ("GBH Maine"), Great Bay Hydro Benton, LLC ("GBH Benton"), Great Bay Power Marketing, Inc. ("GBPMI"), Great Bay Hydro Corporation ("GBHC"), BayCorp Ventures, LLC ("BCV"),
Nacogdoches Power, LLC ("NPL"), and Nacogdoches Gas, LLC ("Nacogdoches Gas"). As security for the Facility, the borrowers amended the Pledge Agreement with the Sloan Group that was entered as of March 15, 2005. Under the Pledge Agreement, BayCorp pledged its equity interests in GBH Maine and Nacogdoches Gas, GBH Maine pledged its equity interests in GBH Benton and Benton Falls Associates, L.P. ("Benton Falls"), and GBH Benton pledged its equity interests in Benton Falls. Nacogdoches Gas, GBH Maine and GBH Benton pledged any equity interest that they may obtain in other entities while the debt is outstanding and Nacogdoches Gas and NPL pledged certain of their contract rights.

     The Company intends to draw upon the Facility to continue the development of natural gas and oil wells in East Texas under its Project Development Agreement with Sonerra Resources
Corporation  and  for  other  strategic  and  general   corporate
purposes.

     On  March 25, 2005, BayCorp issued a press release reporting the  closing of the multiple-draw convertible debt facility  with
the  Sloan  Group.   (The $14.05 conversion price  in  the  press
release should have been reported as $14.04.)

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.


     (c)  Exhibits.

             Exhibit 99  Press   release  dated  May   25,   2005
                         reporting the closing of the $10,000,000 multiple-draw convertible debt facility with the Sloan Group.


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                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                       BAYCORP HOLDINGS, LTD.



MAY 31, 2005       By: /s/ Frank W. Getman Jr.
                       ---------------------------------------
                       Frank W. Getman Jr.
                       President and Chief Executive Officer


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


                          EXHIBIT INDEX

Exhibit
Number       Description


Exhibit 99   Press  release dated May 25, 2005 reporting  the
             closing   of   the   $10,000,000   multiple-draw
             convertible debt facility with the Sloan Group.






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